                                                                   EXHIBIT 10.10

                           STOCK PURCHASE AGREEMENT


                                    BETWEEN

                             NAB ASSET CORPORATION

                                      AND

                              CARS HOLDINGS, INC.


                           Dated as of March 27, 1997

                            STOCK PURCHASE AGREEMENT


     This Stock Purchase Agreement ("Agreement"), dated as of March 27, 1997, is made and entered into by and among NAB ASSET CORPORATION ("Seller"), and CARS HOLDINGS, INC. ("Purchaser") (each a "Party" and collectively, the "Parties").

                              W I T N E S S E T H

     WHEREAS, Seller is the record and beneficial owner of 80% of the issued and outstanding common stock of CARS USA, INC. ("CARS"), and of all of the issued and outstanding preferred stock of CARS, which consist of the following: 80,000 shares of common stock, no par value (the "Common Shares") and 100,000 shares of preferred stock, no par value (the "Preferred Stock")(all of the Common Shares and the Preferred Shares shall be collectively referred to herein as the "Subject Shares"); and Seller is the holder of a $1,000,000 Subordinated Promissory Note dated July 8, 1996 executed by CARS as maker and payable to the order of Seller (the "Subordinated Note"); and

     WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to buy from Sellers, the Subject Shares and all of Seller's right, title and interest in and to the Subordinated Note.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants, and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:


                                   ARTICLE I

                              DEFINITIONS; FORMAT


     1.1  Certain Defined Terms.  The terms set forth below shall have the
          ---------------------
following meanings in this Agreement:

     "Agencies":  With respect to a Person, a federal, state or local agency
     -----------
or other governmental or quasi-governmental authority with authority to regulate all or a portion of such Person's operations, as applicable.

     "Agreement":   This Stock Purchase Agreement and all exhibits and schedules
     ------------
attached hereto or delivered herewith, and all amendments hereof and supplements hereto.

     "Assumed Liabilities":  As defined in Section 2.3 hereof.
     ----------------------

     "Business Day":  Any day other than a Saturday, Sunday, or any other day on
     ---------------
which banking institutions in the State of California are authorized or obligated by law or executive order to be closed.

     "CARS":   CARS USA, INC., a California corporation.
     -------

     "Closing":  The consummation of the transactions contemplated by this
     ----------
Agreement, as described in Article 3 hereof.

     "Closing Date":  Within five (5) Business Days following the receipt of all
     ---------------
of the Consents and the satisfaction of all of the other conditions specified in Articles 6 and 7, but no later than April 30, 1997 unless the Parties otherwise agree.

     "Common Shares":  As defined in the recitals hereof.
     ----------------

     "Consent":   The written consent or approval of the Agencies, the Creditors
     ----------
and any other Person, as applicable, to the sale of the Subject Shares and the Note to Purchaser, without Material adverse modification to the rights of the owner of the Subject Shares or of the Subordinated Note, and to the transfer to Purchaser by Seller, and to the assumption by Purchaser of, and the release of Seller from, Seller's obligations under one (1) or more Credit Agreements or under any guaranty of the obligations of CARS thereunder.

     "Credit Agreements":  The agreements between CARS and any Person under
     --------------------
which (i) CARS is entitled to the extension of credit by such Person, including, without limitation, floor financing credit agreements, or (ii) CARS is the lessee of any real or personal property.

     "Creditor":  A Person who is a lender or lessor under a Credit Agreement.
     -----------

     "Guaranty":  The Guaranty of even date herewith executed and delivered by
     -----------
Charles E. Bradley, Sr. and Charles E. Bradley, Jr. to Seller in connection with the Promissory Note, a true and correct copy of which is attached hereto as

Exhibit A.
---------

     "Indemnified Events": The events set forth in Sections 9.1 and 9.2 with
     ------------
respect to which Losses are indemnified by a Party.

     "Indemnified Party":  A Party that benefits from indemnification from
     --------------------
another Party pursuant to Sections 9. 1 and 9.2.

     "Indemnifying Party":  A Party providing indemnification to another Party
     ---------------------
pursuant to Sections 9.1 and 9.2.

     "Loan Documents":  The Promissory Note, the Guaranty and any other
     -----------------
documents or instruments that evidence or secure the indebtedness evidenced by the Promissory Note.

     "Loss or Losses":   Any claims, damages, liabilities, losses, costs or
     -----------------
expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, court costs, disbursements and carrying costs, and the costs of investigation incurred in defending against or settling any such claims, damages, liabilities, losses, costs or expenses) imposed on, incurred or sustained by any Indemnified Party.

     "Material or Materiality":  An amount in excess of $5,000, unless a greater
     --------------------------
or lesser amount is specified when such term is used.

     "Mutual General Release":  The Mutual General Release of even date herewith
     -------------------------
among Seller, Purchaser, CARS, Charles E. Bradley, Sr. and Charles E. Bradley, Jr., a true and correct copy of which is attached hereto as Exhibit B.
                                                            ---------

     "Person": An individual, corporation, joint venture, partnership, trust,
     ---------
unincorporated association, governmental or quasi-governmental body or agency or instrumentality thereof, or any other entity.

     "Preferred Shares":  As defined in the recitals hereof.
     -------------------

     "Promissory Note":  The Promissory Note of even date herewith in the face
     ------------------
amount of $1,300,000, bearing interest at the annual rate of 9%, executed by Purchaser and payable to the order of Seller, a true and correct copy of which is attached hereto as Exhibit C.
                      ---------

     "Purchase Price":  $1.25 per share for the 80,000 Common Shares, $4.00 per
     -----------------
share for the 100,000 Preferred Shares, and $1,000,000.00 for the Subordinated Note, resulting in a total Purchase Price of One Million Five Hundred Thousand Dollars ($1,500,000.00), payable in the amount of $200,000 by wire transfer of immediately available funds and $1,300,000 in accordance with the Loan Documents as set forth in Article 2 hereof.

     "Purchaser":  CARS Holdings, Inc., a Delaware corporation.
     ------------

     "Schedule":  One of several written Schedules to this Agreement, each of
     -----------
which (i) is incorporated into and made a part of this Agreement for all purposes and (ii) has been furnished to Purchaser in its final form in advance of the execution of this Agreement and/or Closing, as the case may be.

     "Seller": NAB Asset Corporation, a Texas corporation.
     ---------

     "Stockholders Agreement":  That certain Stockholders Agreement (CARS USA,
     -------------------------
INC.) dated June 17, 1996 among CARS and Seller, Charles E. Bradley, Jr., Nicholas Carroll, and Sandra C. Watt.

     "Subject Shares":  As defined in the recitals hereof.
     -----------------

     "Subordinated Note":  As defined in the recitals hereof.
      -------------------

     "Third Party Claim":  As defined in Section 9.3 hereof.
     --------------------

     1.2  Singular/Plural; Gender. Where the context so requires or permits, the
          -----------------------
use of the singular form includes the plural, and the use of the plural form includes the singular, and the use of any gender includes all genders.


                                   ARTICLE 2

                    SALE OF SUBJECT SHARES; TERMS OF PAYMENT


     2.1  Sale and Purchase of Subject Shares and Subordinated Note.  On the
          ---------------------------------------------------------
terms and subject to the conditions contained in this Agreement, by appropriate instruments of transfer, conveyance, assignment and assumption, Seller shall (a) sell, assign, transfer and deliver the Subject Shares to Purchaser at the Closing, duly endorsed in blank or accompanied by duly executed stock powers, satisfactory in form to Purchaser and his counsel, the Subject Shares to be free and clear of all security interests, liens, adverse claims, charges, limitations, agreements, restrictions and encumbrances of every kind and nature whatsoever, other than the terms and provisions of the Stockholders Agreement, and (b) sell, assign, transfer and deliver to Purchaser all of Seller's right, title and interest in and to the Subordinated Note at the Closing, duly endorsed as follows: "Payable to the order of CARS Holdings, Inc., without recourse or warranty"; and Purchaser, on the terms and subject to the conditions contained herein, and relying on the representations, warranties and agreements of Seller contained herein, agrees to purchase from Seller on the Closing Date all of the Subject Shares and all of Seller's right, title and interest in and to the Subordinated Note.

     2.2  Payment at Closing; Manner and Place of Payment.  On the terms and
          -----------------------------------------------
conditions contained in this Agreement, at the Closing, Purchaser shall pay to Seller an amount equal to $200,000 of the Purchase Price by wire transfer of immediately available funds or by any other form of payment as may be acceptable to the Parties. The balance of the Purchase Price shall be paid in accordance with the Loan Documents.

     2.3  Assumption of Liabilities under Credit Agreements.  On the terms and
          -------------------------------------------------
conditions contained in this Agreement, at the Closing, Seller hereby agrees to transfer to Purchaser, and hereby does transfer to Purchaser, effective as of the close of business on the Closing Date, and Purchaser hereby accepts such transfer and agrees to assume, pay, perform and discharge, effective as of the close of business on the Closing Date, the obligations and liabilities of Seller, if any, under the Credit Agreements that accrue after the close of business on the Closing Date (the "Assumed Liabilities").

                                   ARTICLE 3

                             CLOSING AND SETTLEMENT

     3.1  Time and Place of Closing.  Subject to the prior or contemporaneous
          -------------------------
satisfaction or waiver of all of the conditions of Closing hereinafter set forth in Articles 6 and 7, the Closing of the purchase and sale provided for in this Agreement shall take place at the offices of Seller at 19200 Von Karman Avenue, Irvine, California, at 10:00 a.m. on the Closing Date. In the event a Party hereto becomes aware that one or more of the conditions specifically referred to in Articles 6 and 7 will not be satisfied prior to the Closing Date, such Party shall promptly so notify the other Party hereto, in which case the Parties shall mutually agree upon a new Closing Date or, if such new date cannot be agreed upon, this Agreement may be terminated as provided for herein.

     3.2  Deliveries. On or before the Closing Date the following deliveries
          ----------
shall be made.

          3.2.1  Seller to Purchaser.  The following, to the extent that such
                 -------------------
items are in the possession or control of Seller, but not otherwise in possession of CARS, in form satisfactory to Purchaser, shall be delivered by Seller or on behalf of Seller to Purchaser:

          (a) Stock certificates representing the Subject Shares, duly endorsed in blank or accompanied by duly executed stock powers, and all other documents that are necessary to transfer to Purchaser good and marketable title to the Subject Shares, free and clear of any and all security interests, liens, adverse claims, charges, options to purchase, voting trust or other voting agreements, or encumbrances of any nature whatsoever, other than the terms and provisions of the Stockholders Agreement, as required by Section 2.1 of this Agreement;

          (b) The original Subordinated Note duly endorsed in the manner provided in Section 2.1.

          (c) A counterpart of the Mutual General Release, duly executed by authorized officers of Seller and of CARS;

          (d) The resignation from CARS of all employees of Seller who serve as directors and/or officers of CARS;

          (e) A certified copy of the resolution of the Board of Directors of Seller authorizing the sale of the Subject Shares and the Subordinated Note pursuant to this Agreement; and

          (f) All other documents, instruments, agreements and writings required to be delivered by Seller on or before the Closing Date pursuant to this Agreement or otherwise required in connection herewith.

          3.2.2  Purchaser to Seller.  The following, in form satisfactory to
                 -------------------
Seller, shall be delivered by Purchaser or on behalf of Purchaser to Seller:

          (a) $200,000 of the Purchase Price, in the form provided for in section 2.2 of this Agreement, and the Loan Documents, duly executed by an authorized officer of Purchaser and, in the case of the Guaranty, by Charles E. Bradley, Sr. and Charles E. Bradley, Jr., and containing such completed acknowledgments as may be appropriate;

          (b) A counterpart of the Mutual General Release duly executed by Charles E. Bradley, Sr., Charles E. Bradley, Jr. and by an authorized officer of Purchaser.

          (c) The approvals, Consents, releases and waivers required by Sections 6.3 and 7.3 of this Agreement;

          (d) A certified copy of a resolution of the Board of Directors of Purchaser authorizing the purchase of the Subject Shares and the Subordinated Note and the Assumption of the Assumed Liabilities pursuant to this Agreement; and

          (e) All other documents, instruments, agreements and writings required to be delivered by the Purchaser on or before the Closing Date pursuant to this Agreement or otherwise required in connection herewith.

     3.3  Termination and Default.
          -----------------------

          3.3.1  Termination. This Agreement may be terminated at any time prior
                 -----------
to the Closing Date as follows:

          (a) By mutual written consent of Seller and Purchaser;

          (b) By Seller or Purchaser, by notice provided to the other, if any condition in this Agreement is not met within the specified time period; provided, however,
                                                            -----------------
that neither Seller nor Purchaser may terminate this Agreement pursuant to this
Section 3.3. 1 (b) if such party is in breach in any Material respect of any of such parties' representations, warranties, covenants or obligations set forth in this Agreement;

          (c) By Purchaser, by notice provided to Seller, if Seller fails to deliver on or prior to the Closing Date any of the items required by Section
3.2.1 and, as a result, the Closing shall not have occurred; provided, however,
                                                             -----------------
that Purchaser may not terminate this Agreement pursuant to this Section 3.3.1(c) if Purchaser is in breach in any Material respect of any of Purchaser's representations, warranties, covenants or obligations set forth in this Agreement;

          (d) By Seller, by notice provided to Purchaser, if Purchaser fails to deliver on or prior to the Closing Date any of the items required by Section
3.2.2 and, as a result, the Closing
shall not have occurred, provided however, that Seller may not terminate this Agreement pursuant to this Section 3.3. 1 (d) if Seller is in breach in any Material respect of any of Seller's representations, warranties, covenants or obligations set forth in this Agreement.

          3.3.2  Effect of Termination.  Except as provided in Section 3.3.3, in
                 ---------------------
the event of a termination of this Agreement by either party, this Agreement (other than the provisions of Sections 3.3.3, 8.1 and 8.3, and Article 9) shall become void and have no effect, without any liability other than that set forth in Section 3.3.3 on the part of Seller or Purchaser.

          3.3.3  Default and Remedies.  In the event of a Material default by
                 --------------------
Seller or Purchaser in any of his representations, warranties or covenants contained in this Agreement, which breach has not been cured within thirty (30) days after the nonbreaching party shall have given notice to the breaching party of such breach, the nonbreaching party shall be entitled to:

          (a) terminate this Agreement, in which event the nonbreaching party may recover from the breaching party its damages, costs and expenses, including reasonable attorneys' fees; or

          (b) treat this Agreement as being in full force and effect, in which event the nonbreaching party shall have the right to specific performance, and may also recover all damages, costs and expenses, including reasonable attorneys' fees.


                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF SELLER

  As an inducement to Purchaser to enter into this Agreement and to consummate the transactions contemplated hereby, Seller represents and warrants as follows (it being acknowledged that each such representation and warranty relates to Material matters upon which Purchaser relied, and it being understood that each such representation and warranty is made to Purchaser as of the date hereof and the Closing Date, unless otherwise expressly provided herein):

     4.1  Organization, Etc.  Seller is a corporation duly organized, validly
          -----------------
existing and in good standing under the laws of the State of Texas.

     4.2  Ownership of Subject Shares and Subordinated Note and Authorization.
          -------------------------------------------------------------------
Seller is the owner of all the Subject Shares which are duly authorized, validly issued and outstanding, fully paid and nonassessable, free and clear of any security interests, liens, adverse claims, charges, options to purchase, voting trust or other voting agreements, or encumbrances of any nature whatsoever other than the Stockholders Agreement; the documents selling, assigning, conveying and otherwise transferring from Seller to Purchaser the Subject Shares will sell and transfer to Purchaser good and marketable title to the Subject Shares free and clear of security interests, liens, adverse claims, charges, options or encumbrances of any nature whatsoever other than the Stockholders Agreement; Seller is the owner and holder of the Subordinated Note free and clear of any security interests, liens, adverse claims, charges or encumbrances of any kind or nature whatsoever; no payments of principal or interest have been made under the Subordinated Note; Seller has all requisite corporate power and authority to sell and transfer the Subject Shares and the Subordinated Note to Purchaser in the manner provided herein, free and clear of security interests, liens, adverse claims, charges, options or encumbrances of any nature whatsoever other than the Stockholders Agreement; Seller has the right, power, legal capacity and authority to enter into and perform the obligations of Seller under this Agreement; this Agreement and all other agreements and instruments required to be executed and delivered by Seller pursuant hereto or thereto, when duly executed and delivered by Seller will constitute a legal, valid and binding obligation enforceable against Seller in accordance with its terms, subject to laws respecting bankruptcy, insolvency, moratorium, reorganization, fraudulent transfer, and other laws affecting creditors' rights generally and to general principles of equity.

     4.3  Capitalization.  The authorized capital stock of CARS consists of
          --------------
100,000 shares of common stock, no par value per share, and 100,000 shares of preferred stock, no par value per share. Of these, 100,000 shares of such common stock and 100,000 shares of such preferred stock are and, at the Closing will be, issued and outstanding. There are no, and on the Closing Date there will not be any, options, warrants or other rights outstanding or in effect under which the holder thereof has, or may have, the right to purchase (or otherwise acquire or to be issued) any shares of any class of the capital stock of CARS.

     4.4  Consents.  There is no requirement applicable to Seller to make any
          --------
filing with, or obtain any permit, authorization, consent or approval of, any Agency or any other person as a condition to the lawful consummation by Seller of the transactions contemplated by this Agreement, other than in connection with the Consents and the waiver by all parties to the Stockholders Agreement of the application of the terms and provisions of the Stockholders Agreement to the sale and purchase contemplated by this Agreement.

     4.5  No Violation. The execution and delivery of this Agreement or any
          ------------
other agreement or instrument required to be executed and delivered pursuant hereto by Seller, and the consummation of the transactions contemplated hereby or thereby, (a) will not violate or result in a breach by Seller, or constitute a default under, or conflict with, or cause any cancellation or acceleration of any obligation with respect to, (i) any provision or restriction of the charter or bylaws of Seller, (ii) any law, rule or regulation, or any judgment, order, writ, injunction or decree of any court or governmental authority or agency, or any other restriction of any kind or character to which any assets or properties of Seller are subject or by which Seller is bound, (iii) any provision or restriction of any lien, lease, agreement, contract, or instrument, to which Seller is a party or by which it is bound; and (b) will not result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance upon any of its properties or assets pursuant to the terms of any indenture, mortgage, deed of trust, lease, written agreement or other instrument to which it may be bound.

     4.6  DISCLAIMER.  EXCEPT AS EXPRESSLY PROVIDED IN THIS ARTICLE 4, NO
          ----------
REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE (EXPRESS OR IMPLIED) IS BEING MADE BY SELLER WITH RESPECT TO SELLER, CARS, THE BUSINESS OF CARS, THE RESULTS OF OPERATIONS OR FUTURE OPERATIONS OR PROSPECTS OF CARS OR THE NATURE, CONDITION OR VALUE OF ANY ASSETS OR LIABILITIES OF CARS, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY REGARDING THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONDITION, USE, QUALITY, WORKMANSHIP OR EXISTENCE OF ANY ASSET, PROPERTY, COLLATERAL, RIGHT OR INTEREST OF THE SUBJECT SHARES, THE SUBORDINATED NOTE OR CARS, AND PURCHASER ACKNOWLEDGES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE 4, THE TRANSFER IS BEING MADE "AS IS, WHERE IS."


                                   ARTICLE 5

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

     As an inducement to Seller to enter into this Agreement and to consummate the transactions contemplated hereby, Purchaser represents and warrants as follows (it being acknowledged that each such representation and warranty relates to Material matters upon which Seller relied, and it being understood that each such representation and warranty is made to Seller as of the date hereof and the Closing Date, unless otherwise expressly provided herein):

     5.1  Binding Agreement.  Purchaser is a corporation duly organized, validly
          -----------------
existing and in good standing under the laws of the State of Delaware, and has the right, power, legal capacity and authority to enter into and perform the obligations of Purchaser under this Agreement; this Agreement and all other agreements and instruments required to be executed and delivered by Purchaser pursuant hereto or thereto, when duly executed and delivered by Purchaser will constitute a legal, valid and binding obligation enforceable against Purchaser in accordance with its terms, subject to laws respecting bankruptcy, insolvency, moratorium, reorganization, fraudulent transfer, and other laws affecting creditors' rights generally and to general principles of equity.

     5.2  No Defaults.  The execution and delivery of this Agreement or any
          -----------
other agreement or instrument required to be executed and delivered pursuant hereto by Purchaser, and the consummation of the transactions contemplated hereby or thereby, (a) will not violate or result in a breach by Purchaser, or constitute a default under, or conflict with, or cause any cancellation or acceleration of any obligation with respect to, (i) any provision or restriction of the charter or bylaws of Purchaser, (ii) any law, rule or regulation, or any judgment, order, writ, injunction or decree of any court or governmental authority or agency, or any other restriction of any kind or character to which any assets or properties of Purchaser are subject or by which Purchaser is bound, (iii) any provision or restriction of any lien, lease, agreement, contract, or instrument, to which Purchaser is a party or by which it is bound; and (b) will not result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance upon any of its properties or assets pursuant to the terms of any indenture, mortgage, deed of trust, lease, written agreement or other instrument to which it may be bound. Neither the execution and delivery of this Agreement nor Purchaser's performance hereunder will result in a violation or breach of any term or provision of, or constitute a default under, any indenture, mortgage, deed of trust or other contract or agreement to which Purchaser is a party or by which Purchaser is bound, the effect of which would Materially adversely affect Purchaser's ability to perform his obligations hereunder or thereunder.

     5.3  Consents.  There is no requirement applicable to Purchaser to make any
          --------
filing with, or obtain any permit, authorization, consent or approval of, any Agency or of any other person as a condition to the lawful consummation by Purchaser of the transactions contemplated by this Agreement, other than in connection with the Consents, waivers and other approvals contemplated by
Section 6.3.

     5.4  Investment Intent.  Purchaser represents and warrants that it is
          -----------------
acquiring the Subject Shares for its own account and not with a view to, or for sale or other disposition in connection with, any distribution thereof, nor with any present intention of selling or otherwise disposing of the same, subject, nevertheless, to any requirement of law that the disposition of your property shall at all time be within your control.

     5.5  Securities Matters; Access to Information.  Purchaser acknowledges
          -----------------------------------------
that it is fully informed that the Subject Shares being sold to it hereunder are being sold pursuant to an exemption under the Securities Act of 1933 (the "Securities Act") and are not being registered under the Securities Act or under the securities or blue sky laws of any state or foreign jurisdiction; that such securities must be held indefinitely unless they are registered under the Securities Act and any applicable state securities or blue sky laws, or unless an exemption from registration is available thereunder. Purchaser represents, warrants and acknowledges that it has been provided with access to all information deemed relevant by it with respect to the business of CARS and that it has thoroughly investigated all elements and constituents of the business of CARS. Purchaser further represents and warrants that it has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment contemplated to be made hereunder, and that it has the capacity to protect its own interests in connection with the transactions contemplated hereby and that it has sufficient financial strength to hold the same as an investment and to bear the economic risks of such investment (including the possible loss of such investment) for an indefinite period of time.


                                   ARTICLE 6

                     CONDITIONS TO PURCHASER'S OBLIGATIONS

     The obligations of Purchaser at the Closing hereunder are subject to satisfaction prior to or contemporaneously with the Closing hereunder of each of the conditions set forth below, all of which are agreed to be Material. Any of such conditions may be waived by Purchaser, but, except as to deemed waivers as provided herein, only in writing and only to the extent that such waiver specifically identifies the conditions being waived; provided that, if specific written notice of the failure of any one or more of such conditions is given to Purchaser by Seller prior to Closing, Purchaser may nevertheless proceed with the Closing without the satisfaction in whole or in part of one or more of such conditions and without written waiver.

     6.1  Accuracy of Representations and Warranties.  The representations and
          ------------------------------------------
warranties contained in Article 4 hereof shall have been true and correct when made, and, in addition, shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

     6.2  Compliance with Terms.  On the Closing Date, Seller shall have in all
          ---------------------
Material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by Seller on or prior to the Closing Date.

     6.3  Approvals and Consents.  On or prior to the Closing Date, (i)
          ----------------------
Purchaser shall have received any required evidence of Consents to the transactions contemplated by this Agreement from all necessary Agencies and such Consents and the transactions contemplated hereby shall not have been contested or threatened to be contested by any Agency or by any other third party, by formal proceedings, (ii) all agreements and Consents of any Creditors of CARS reasonably determined by Purchaser to be necessary to permit the consummation of the transactions contemplated hereby and to maintain the Credit Agreements in force as presently in effect shall have been obtained and to the extent that any other contract or agreement to which Seller or CARS is a party shall require the consent of any other person to the transactions provided for herein, such consent shall have been obtained; and (iii) all of the parties to the Stockholders Agreement shall have waived the application of the terms and provisions of the Stockholders Agreement to the transactions contemplated hereby (other than the requirement that Purchaser, upon acquisition of the Subject Shares, shall thereafter be subject to the terms and provisions of the Stockholders Agreement).

     6.4  Mutual General Release.  On the Closing Date, CARS, Purchaser, Charles
          ----------------------
E. Bradley, Sr., Charles E. Bradley, Jr. and Seller shall have entered into a Mutual General Release in form and substance as set forth on Exhibit B hereto.
                                                             ---------


                                   ARTICLE 7

                       CONDITIONS TO SELLER'S OBLIGATIONS

  The obligations of Seller hereunder are subject to satisfaction prior to or contemporaneously with the Closing hereunder of each of the conditions set forth below, all of which are agreed to be Material. Any of such conditions may be waived by Seller but only in writing and only to the extent that such waiver specifically identifies the condition or conditions being waived; provided that, if specific written notice of the failure of any one or more of such conditions is given to Seller by Purchaser prior to Closing, Seller may nevertheless proceed with the Closing without satisfaction in whole or in part of one or more of such conditions and without written waiver.

     7.1  Accuracy of Representations and Warranties.  The representations and
          -------------------------------
warranties made by Purchaser in this Agreement shall have been true and correct when made, and, in addition, shall be true and correct at and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

     7.2  Compliance with Terms.  On the Closing Date, Purchaser shall have in
          ---------------------
all Material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

     7.3  Approvals and Consents.  On or prior to the Closing Date, (i) Seller
          ----------------------
shall have received any required evidence of Consents to the transactions contemplated by this Agreement from all necessary Agencies and such Consents and the transactions contemplated hereby shall not have been contested or threatened to be contested by any Agency or by any other third party, by formal proceedings, (ii) all agreements, releases and Consents of any Creditors of CARS reasonably determined by Seller to be necessary to permit the consummation of the transactions contemplated hereby and the release of Seller from any future liability or obligation under the Credit Agreements shall have been obtained, and to the extent that any other contract or agreement to which Seller or CARS is a party shall require the consent of any other person to the transactions provided for herein, such consent shall have been obtained; and (iii) all of the parties to the Stockholders Agreement shall have waived the application of the terms and provisions of the Stockholders Agreement to the transactions contemplated hereby (other than the requirement that Purchaser, upon acquisition of the Subject Shares, shall thereafter be subject to the terms and provisions of the Stockholders Agreement).

     7.4  Mutual General Release.  On the Closing Date, CARS, Purchaser and
          ----------------------
Seller shall have entered into a Mutual General Release in form and substance as set forth on Exhibit E hereto.
             ---------


                                   ARTICLE 8

                                   COVENANTS

     8.1  Expenses. The expenses incurred by Purchaser or Seller in connection
          --------
with the authorization, preparation and execution of this Agreement, including without limitation all fees and expenses of attorneys and accountants shall be paid by the Party which incurred such expenses. Seller shall bear all other normal costs associated with the sale of the Subject Shares

(except as provided for in section 9.2(b) hereof); notwithstanding the foregoing, CARS shall bear the expenses of obtaining all transfer or Consent fees required to be paid in connection with the authorizations and Consents contemplated in Section 8.6 hereof. The Parties represent to each other that there have been no brokers retained by either Party in connection with this transaction.

     8.2  Cooperation.  Seller and Purchaser shall cooperate fully with each
          -----------
other and their respective counsel and other representatives and advisers in connection with the steps required under this Agreement, including the filing of all required notices and the obtaining of all necessary consents, permits, authorization, qualifications and licenses. In addition, Purchaser agrees to make the pre-Closing Date business records of CARS, including all business records relating to the transaction contemplated by this Agreement, available to Seller at such reasonable times and upon such reasonable notice from Seller, and to allow Sellers to make copies (at Seller's expense) of such business records, as are reasonably necessary for Seller to prepare income tax returns and to respond to inquiries and/or disputes with the Internal Revenue Service and/or with other taxing authorities. Prior to the Closing Date, Seller shall take all necessary steps to provide for all bank account signature cards for bank accounts of CARS to be changed to the persons designated by the Purchaser upon Closing, if necessary.

     8.3  Confidentiality; Announcements.  Other than as necessary to pursue the
          ------------------------------
necessary approvals and Consents contemplated in this Agreement, Purchaser and Seller and their respective agents (including without limitation their legal counsel and accountants), will hold in confidence the existence of discussions related to and the terms and conditions of this Agreement and any information regarding the financial condition or business operations of the Parties that is received or obtained in connection with consummating the transactions contemplated hereby. Either Party may release such information with the written consent of the other Party. Notwithstanding the foregoing, either Party, upon written notification of the other Party, may release information required to be disclosed (a) by or to a court, tribunal or regulatory authority or (b) under securities law or other applicable law. Purchaser and Seller shall consult with each other prior to any public announcement relating to the transactions contemplated hereby, and will mutually approve the timing, content and manner of dissemination of any public announcement, except to the extent any Party is not reasonably able to consult with or obtain the approval of the other Party in situations in which disclosures are required by applicable law.

     8.4  Consents and Approvals. Purchaser and Seller shall cooperate with one
          ----------------------
another in using their reasonable best efforts to obtain, or to cause CARS to obtain, prior to the Closing Date, the Consents required by law or pursuant to contract to consummate the purchase of the Subject Shares and Subordinated Note, and to satisfy all conditions of the Consents, approvals, waivers and releases contemplated by this Agreement. All such Consents, approvals, releases and waivers will be in the form reasonably satisfactory to Seller and Purchaser and will be obtained without any cost or expense to Seller, and will be obtained without any adverse modification in the terms of any of the Credit Agreements or other agreements, leases, licenses or instruments of Seller or of CARS. Seller shall make, or shall cause CARS to timely make, or cause to be made, all filings, applications, statements and reports to all Creditors and Agencies or other Persons which are required to be made prior to the Closing by CARS or Seller pursuant to any license, agreement, statute, rule or legal requirement in connection with the transactions contemplated by this Agreement. Purchaser shall timely make, or cause to be made, all filings, applications, statements and reports to all Creditors and Agencies or other Persons which are required to be made prior to the closing by Purchaser pursuant to any license, agreement, statute, rule or legal requirement in connection with the transactions contemplated by this Agreement.


                                   ARTICLE 9

                                INDEMNIFICATION

     9.1  Indemnification by Seller.  Subject to the limitations contained in
          -------------------------
this Agreement, including those limitations of the introductory paragraph of
Article 4, and section 9.4 hereof, Seller covenants and agrees to indemnify and hold harmless Purchaser against and in respect of any Loss arising out of, incident to or in connection with: (a) a breach of any representation, warranty, covenant or agreement of Seller set forth in this Agreement or any agreement executed and delivered pursuant hereto, or the untruth or inaccuracy thereof, including, but not limited to, all statements or figures contained in any of the exhibits or Schedules to this Agreement, or in any other certificate, schedule or instrument to be furnished to Purchaser hereunder by Seller or on Seller's behalf, or (b) any claim for a commission, finder's fee or other compensation due or alleged to be due to any broker, salesman, finder or agent whom Seller has engaged in connection with the transactions contemplated hereby.

     9.2  Indemnification by Purchaser.  Subject to the limitations contained in
          ----------------------------
this Agreement, Purchaser covenants and agrees to indemnify and hold harmless Seller, its directors, officers, employees, affiliates, representatives and shareholders, against and in respect of any Loss arising out of, incident to or in connection with: (a) a breach of any representation, warranty, covenant or agreement of Purchaser set forth in this Agreement or any agreement executed and delivered pursuant hereto, or the untruth or inaccuracy thereof, including, but not limited to, all statements or figures contained in any of the Exhibits or Schedules to this Agreement, or in any certificate, schedule or instrument to be furnished to Seller hereunder by Purchaser, (b) any claim for a commission, finder's fee or other compensation due or alleged to be due to any broker, salesman, finder or agent whom Purchaser has, engaged in connection with the transactions contemplated hereby, or (c) the liabilities, expenses, obligations and commitments of CARS to any Person, whether arising on, prior to or after the Closing Date, including without limitation, those relating to any existing employment agreements between CARS and any of its employees.

     9.3  Indemnification Procedures.
          --------------------------

          9.3.1 If any claim, action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Party by any third party (a "Third Party Claim") in respect of which the Indemnified Party may be entitled to indemnification under the provisions of Sections 9. 1 and 9.2 above, the Indemnified party will promptly notify the Indemnifying Party in writing. The Indemnifying Party shall have ten (10) calendar days from its receipt of the notice of Third Party Claim to advise the Indemnified Party that the Indemnifying Party will assume the costs of the defense of such Third Party Claim, including the costs of counsel selected by the Indemnified Party (counsel reasonably satisfactory to the Indemnifying Party), and will be responsible for any settlement reached or judgment rendered, subject to any financial limitations of this Agreement. In the event the Indemnifying Party shall not have timely responded to the notice of Third Party Claim, the Indemnified Party may employ counsel to defend and compromise such Third Party Claim, and the fees and expenses of such counsel, and any compromise or judgment, will be the responsibility and expense of the Indemnifying Party. The Indemnified Party will have the right to employ separate counsel in any such Third Party Claim as to which the Indemnifying Party shall have so assumed the defense, and to participate in the defense thereof, but the fees and expenses of such counsel will be the expense of the Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, or (ii) the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which may conflict with the interests of the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party will not thereafter have the right to assume the defense of such Third Party Claim on behalf of the Indemnifying Party).

          9.3.2 Except as provided for in section 10.3.1 hereof, the Indemnifying Party will not be liable for any settlement or payment of any such Third Party Claim effected without its prior written consent. The Indemnifying Party shall at all times have the right to consult with counsel to the Indemnified Party concerning the defense of any such Third Party Claim as to which the Indemnified Party has selected counsel pursuant to Section 9.3.1 hereof and the Indemnifying Party shall retain the right to participate in the defense of such Third Party Claim, at its expense. The Indemnified Party shall have the right to join the Indemnifying Party as party defendant in any legal action brought against the Indemnified Party which may give rise to a Loss for which the Indemnifying Party may be liable hereunder, and the Indemnifying Party hereby consents to the entry of an order making the Indemnifying Party a party defendant.


                                   ARTICLE 10

                      NOTICE AND MISCELLANEOUS PROVISIONS

     10. 1.  Notices.  All notices or deliveries required or desired to be given
             -------
hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, by overnight delivery, by confirmed facsimile transmission, or by registered or certified mail, return receipt requested, postage prepaid, and addressed to the Parties at their respective addresses set forth below, unless by such notice a different address shall have been designated.

               To Seller:       NAB Asset Corporation
                                19200 Von Karman Avenue, Suite 950
                                Irvine, California 92612
                                Attn: Michael W. Caton, President
                                Fax: (714) 475-4440

               With a copy to:  Kevin J. Funnell
                                Parsons & Funnell, L.L.P.
                                303 East Seventeenth Avenue, Suite 700
                                Denver, Colorado 80203
                                Fax: (303) 837-9271

               To Purchaser:    CARS Holdings, Inc.
                                c/o Stanwich Partners, Inc.
                                Attention Charles E. Bradley, Sr.
                                62 Southfield Avenue
                                Stamford, Connecticut 06902
                                Fax: (203) 967-3923

Any notice given by personal delivery, by overnight delivery, or facsimile transmission shall be deemed given, delivered, received and effective on the date of receipt of such delivery or transmission at the address set forth above (or such other address designated pursuant hereto) and any notice given by registered or certified mail shall be deemed given, delivered, received and effective on the third Business Day following the date on which it was deposited in the United States postal system. Notice in writing may be given by a method other than as described above and such notice shall be deemed given, delivered, received and effective on the date actually received.

     10.2.   Further Assurances.  Seller covenants and agrees with Purchaser
             ------------------
that Seller will, whenever and as often as reasonably requested so to do by Purchaser, his successors and assigns, do, execute, acknowledge and deliver any and all such other and further acts, assignments, transfers and any instruments of further assurance, approvals and consents as Purchaser, his successors and assigns, may hereinafter reasonably deem necessary or proper in order to complete, insure and perfect the conveyances to Purchaser contemplated hereby. Purchaser covenants and agrees with Seller that Purchaser will, whenever and as often as reasonably requested so to do by Seller, Seller's successors and assigns, or cause CARS to do, execute, acknowledge and deliver any and all such other and further acts, assignments, transfers and any instruments of further assurance, approvals and consents as Seller, its successors and assigns, may hereafter reasonably deem necessary or proper in order to complete the transactions contemplated hereby.

     10.3.  GOVERNING LAW.  THIS AGREEMENT IS BEING DELIVERED AND IS INTENDED TO
            -------------
BE PERFORMED IN THE STATE OF CALIFORNIA AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF

SUCH STATE AND, TO THE EXTENT CONTROLLING, APPLICABLE FEDERAL LAW OF THE UNITED STATES OF AMERICA.

     10.4 Litigation.  In the event that there is litigation between the Parties
          ----------
arising out of this Agreement, the prevailing Party shall be entitled to payment from the non-prevailing Party of the costs and expenses incurred by the prevailing Party in connection therewith, including without limitation its attorneys' fees.

     10.5 Headings. The headings and titles to the Sections of this Agreement
          --------
are inserted for convenience only and shall not be deemed a part hereof or affect the construction or interpretation of any provisions hereof.

     10.6 Modifications or Waiver.  No termination, cancellation, modification,
          -----------------------
amendment, deletion, addition or other change in this Agreement, or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set forth in writing signed by the Party or Parties to be bound thereby. The waiver of any right or remedy in respect to any occurrence on one occasion shall not be deemed a waiver of such right or remedy in respect to such occurrence or event on any other occasion.

     10.7 Entire Agreement.  This agreement and the agreements contemplated
          ----------------
hereby supersede all agreements, oral or written, heretofore made with respect to the subject matter hereof and the transactions contemplated hereby, and contain the entire agreement of the Parties.

     10.8 Assignments.  This Agreement and any rights or duties hereunder shall
          -----------
not be assigned by any Party without the consent of the other Party.

     10.9 Time of Essence.  The Parties acknowledge that time is of the essence
          ---------------
in connection with their respective obligations hereunder.

     10. 10 Survival of Representations, Warranties, Covenants and Agreements.
            -----------------------------------------------------------------
Subject to the provisions of Article 4, the representations, warranties, covenants and agreements given by Purchaser and Seller contained herein and in certificates to be delivered at the Closing shall survive the Closing.

     10.11  Binding on Successors.  Except as otherwise provided herein, this
            ---------------------
Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respective heirs, legal representatives, successors and assigns.

     10.12  Counterparts; Facsimile Signatures.  This Agreement may be executed
            ----------------------------------
in counterparts, each of which taken together shall constitute one and the same instrument. All signatures to this Agreement may be delivered by facsimile and such facsimile signatures shall be binding and have the full force and effect of original signatures.

     10.13  Construction.  This Agreement shall be construed fairly as to both
            ------------
Parties and not in favor of or against either Party, regardless of which Party prepared this Agreement.

     10.14  Severability.  Every provision of this Agreement is intended to be
            ------------
severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

     10.15  Obligation to Deal in Good Faith.  The Parties hereto agree to deal
            --------------------------------
in good faith with each other at all times.

     10.16  No Third Party Beneficiaries.  This Agreement does not create, and
            ----------------------------
shall not be deemed to create, a relationship between the Parties hereto, or either of them, any third party in the nature of a third party beneficiary or fiduciary relationship.

  IN WITNESS WHEREOF, the Parties hereto, have executed this Agreement, this 27th day of March 1997.

"SELLER"                          "PURCHASER"

NAB ASSET CORPORATION             CARS HOLDINGS, INC.,
a Texas corporation               a Delaware corporation


By:___________________________    By:__________________________________
     Michael W. Caton, President           _____________________, President


                                   EXHIBIT A
                                   ---------

                                    GUARANTY
                                    --------



  THIS GUARANTY is given this ____ day of ________, 1997 by Charles E. Bradley, Sr. and Charles E. Bradley, Jr. (The "Guarantors"), whose address is One Stamford Landing, 62 Southfield Avenue, Stamford Connecticut 06902 in favor of NAB Asset Corporation, a Texas corporation ("Lender").

                                   RECITALS
                                   --------

    A. Guarantors are shareholders of CARS Holdings, Inc., a Delaware corporation ("Borrower"). Concurrently with the execution and delivery of this Guaranty, Borrower has executed and delivered to Lender its promissory note (the "Note") of even date herewith, payable to the order of Lender in the principal face amount of $1,300,000.00.

    B. The Note is executed in conjunction with a Stock Purchase Agreement between Borrower and Lender, of even date herewith. The Stock Purchase Agreement, together with the Note, this Guaranty, and all other documents executed by or delivered by Borrower or by Guarantors in connection therewith, are collectively referred to as the "Loan Documents."

    C. Lender is unwilling to accept the other Loan Documents or to advance funds thereunder unless payment of the Note, as well as performance and observance of all covenants and conditions of the other Loan Documents, are unconditionally, independently and directly guaranteed by the Guarantors.

                                   AGREEMENT
                                   ---------

    NOW, THEREFORE, in consideration of the matters recited above, and to induce Lender to accept the other Loan Documents and to advance funds thereunder, Guarantors hereby jointly and severally undertake and agree as follows:

  1.  GUARANTY OF PAYMENT.   Guarantors hereby unconditionally and irrevocably
guaranty to Lender the payment when due of all indebtedness now or hereafter evidenced by the Note, as such Note or indebtedness may be accelerated, renewed, modifies or extended, including but not limited to payment of principal, interest and costs of collections.

  2. INDEPENDENT OBLIGATIONS. The obligations of Guarantors to Lender hereunder are direct and independent of any obligations of Borrower to Lender.
A separate action or actions may be brought and prosecuted against Guarantors, or any of them, without regard to whether any action is brought against Borrower or whether Borrower is joined in any such action or actions. No circumstance which operates to discharge, or to bar, suspend or delay Lender's right to enforce, any obligation of Borrower to Lender (including but not limited to the effect of any statute of limitations or the pendency or conclusion of any proceeding under the federal bankruptcy laws or any similar present or future federal or state law) shall have any effect upon the enforceability of Guarantors' obligations to Lender hereunder. Any part payment by Borrower or other circumstance which operates to toll any statute of limitations as to Borrower shall operate likewise to toll the statute of limitations as to Guarantors.

    3. LENDER'S AUTHORITY TO MODIFY BORROWER'S OBLIGATIONS. Guarantors authorize Lender, without notice to Guarantors and without impairing the liability of Guarantors hereunder, from time to time (a) to renew, extend, accelerate, modify or otherwise change the times for or terms of payment or performance of the obligations guaranteed hereby, including but not limited to any increase or decrease in the rate of interest provided for in the Note or other Loan Documents, (b) to take and hold security for the performance of this Guaranty or the obligations hereby guaranteed, and to exchange, enforce, waive and release such security, (c) to apply such security and direct or order the manner of sale thereof as Lender in its sole discretion may determine, and (d) to release or substitute, in whole or in part, any one or more of the Guarantors without affecting the liability of the remaining Guarantors.

    4. LENDER'S RIGHTS TO SELECT REMEDIES. Lender may proceed against Guarantors hereunder without proceeding against Borrower, without proceeding against or exhausting any security now or hereafter held by Lender for the obligations hereby guaranteed, and without pursuing any other right or remedy available to Lender whatever, including but not limited to any right or remedy provided by other Loan Documents. Lender may also, either before, after or concurrently with any proceeding against Guarantors hereunder, and without notice to Guarantors, exercise any right or remedy it may have against Borrower, or against any security now or hereafter held by Lender, including but not limited to the right to foreclose upon any security by judicial or non-judicial sale, without affecting or impairing in any way the liability of Guarantors hereunder except to the extent the obligations hereby guaranteed are satisfied through the exercise of such remedies. Guarantors waive any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation, or any other right or remedy of Guarantors against Borrower or against any such security, whether resulting from any election made by Lender under this paragraph or from any other cause.

    5. SUBORDINATION OF GUARANTORS' CLAIMS AGAINST BORROWER.   Guarantors
hereby postpone and subordinate to the claims of Lender against Borrower any indebtedness or other claims which Guarantors or any of them may have against Borrower. Until all the obligations hereby guaranteed have been paid and satisfied in full, Guarantors shall have no right of subrogation, and waive any right to enforce any remedy which Lender now has or may hereafter have against Borrower, and waive any benefit of, and any right to participate in, any security now or hereafter held by Lender.

    6. WAIVERS BY GUARANTORS; PAYMENT OF COLLECTION EXPENSES. Guarantors waive all presentments, demands for payment or performance, notices of nonpayment or nonperformance, notices of defaults, protests, notices of protests, notices of dishonor, notice of acceptance of this Guaranty, and all other noticed whatever, and agree to, pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by Lender in connection with the enforcement of this Guaranty. Lender shall not be obligated to inquire into the powers of Borrower or of the officers or agents acting or purporting to act on Borrower's behalf, and any indebtedness created pursuant to the purported exercise of such powers shall be guaranteed hereunder.

    7. BINDING EFFECT; TERMINATION. This Guaranty shall inure to the benefit of Lender and any successor holder of the Note, and shall be binding upon each of the Guarantors and their respective heirs, personal representatives, successors and assigns. Each Guarantor's obligations hereunder shall continue in full force notwithstanding the transfer (with or without the consent of the Lender) of such Guarantor's interest in Borrower.

    8. APPLICABLE LAW. This Guaranty shall be construed and enforced in accordance with the law of the State of California. Whenever possible, each provision of this Guaranty shall be interpreted so as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder or such provision or the remaining provisions of this Guaranty.

    9. EXECUTION IN COUNTERPARTS; FACSIMILE SIGNATURES. This Guaranty may be executed in two or more counterparts, each of which shall become immediately effective as to the Guarantor(s) executing such counterpart, without regard to whether similar counterparts are executed by any other Guarantor(s). All signatures to this Guaranty may be delivered by facsimile and such facsimile signatures shall be binding and shall have the full force and effect of original signatures.

    IN WITNESS WHEREOF, the undersigned Guarantor(s) have executed this Guaranty as of the date first mentioned above.



                                            --------------------------------
                                            Charles E. Bradley, Sr.


                                            ---------------------------------
                                            Charles E. Bradley, Jr.

                                   EXHIBIT B
                                   ---------

                             MUTUAL GENERAL RELEASE


     This Mutual General Release ("Release") is made this ____ day of ________, 1997 by and between NAB Asset Corporation ("NAB"), CARS Holdings, Inc. ("Purchaser"), Charles E. Bradley, Sr. ("Bradley, Sr."), Charles E. Bradley, Jr. ("Bradley, Jr."), and CARS USA, INC. ("CARS").

     The parties recite the following facts as the basis of this Release:

     A. On or about July 8, 1996, CARS issued and sold to NAB 80,000 shares of common stock of CARS (the "Common Shares"), and 100,000 shares of preferred stock of CARS (the "Preferred Shares"), and issued to NAB its Subordinated Note in the face amount of $1,000,000 (the "Subordinated Note"). At such time, Bradley, Jr. was, and remains the owner of 10,000 shares of the issued and outstanding common stock of CARS.

     B. On or about March 27, 1997 NAB entered into a Stock Purchase Agreement (the "Agreement"), pursuant to which Purchaser shall purchase from NAB the Common Shares, the Preferred Shares and the Subordinated Note in consideration of the payment of $1,500,000.00, $200,000 to be paid in cash or other immediately available funds and $1,300,000 in the form of a promissory note to be secured by, among other things, the joint and several guaranty of Bradley, Sr. and Bradley, Jr. (the promissory note, guaranty, and other documents evidencing or securing the loan represented by the promissory note being hereinafter referred to collectively as the "Loan Documents").

     C. During the period in which NAB owned the Common Shares, the Preferred Shares and the Subordinated Note, NAB guaranteed various obligations of CARS to third parties, all of which obligations are to be assumed by Purchaser pursuant to the terms of the Agreement and the documents to be executed and delivered in connection therewith (the "Transaction Documents"), and NAB is to have no further obligations or liabilities with respect to CARS following the date of the closing of the transaction contemplated by the Agreement and the other Transaction Documents.

     D. Pursuant to Articles 6 and 7 of the Agreement, the execution and delivery of this Mutual Release is a condition to the obligations of both NAB and Purchaser under the Agreement, and each of the parties hereto agrees that the consummation of the transactions contemplated by the Agreement will provide consideration to each such party sufficient to support such party's agreements contained herein.

     NOW, THEREFORE, in consideration of the promises and covenants contained in the Agreement, and the mutual promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, NAB, on the one hand, and CARS, Bradley, Sr., Bradley, Jr., and Purchaser, on the other hand, do mutually release each other according to the following terms.

  1. NAB does hereby release, quit and forever discharge CARS, its employees, officers, directors, shareholders, associates, agents, attorneys, predecessors, successors, and assigns (hereinafter collectively, "CARS"), Purchaser, its employees, officers, directors, shareholders, associates, agents, attorneys, predecessors, successors, and assigns (hereinafter collectively, "Purchaser"), Bradley, Sr. and Bradley, Jr., from any and all claims, causes of actions in law or equity, demands, rights, damages, expenses, obligations, suits, liens, contracts, agreements, or claims of any nature whatsoever, known or unknown, fixed or contingent ("Claims"), which NAB has, has had or may hereafter have by reason of any matter, event, or act or omission of any kind accruing or occurring in any respect prior to the date of this Mutual General Release and which relate in any manner to the purchase, ownership or sale by NAB of the Common Shares, the Preferred Shares or the Subordinated Note, or to CARS, or the operations or liabilities of CARS, except any Claims related to the Agreement or any of the Transaction Documents (including, without limitation, this Release) (the "NAB Reserved Claims").

     2. NAB, for itself and any other person or entity claiming by, though or under NAB, further covenants that it will not at any time after execution of this Mutual General Release, assert any claim, make any demand, or commence any action, lawsuit or other legal preceding against CARS, Purchaser, Bradley, Sr. or Bradley, Jr., in law, or equity or otherwise, based upon any Claims described in paragraph 1, other than the NAB Reserved Claims. If NAB or any other person or entity claiming by, though or under NAB, makes any claim or demand, or commences any action, lawsuit or other legal preceding in violation of this provision, NAB shall be responsible for paying all costs, expenses, and attorneys fees incurred by CARS, Purchaser, Bradley, Sr. and/or Bradley, Jr. in defending such claim, demand, action, lawsuit or other preceding, and shall indemnify and hold CARS, Purchaser, Bradley, Sr. and Bradley, Jr. harmless from and against any loss, disability, cost or expense arising out of or occasioned by any such claim, demand, action, lawsuit or other legal preceding.

     3. CARS, Purchaser, Bradley, Sr. and Bradley, Jr. do hereby release, acquit and forever discharge, NAB, its present and former representatives, affiliates, subsidiaries, parents, subsidiaries of parents, partners, venturers, employees, officers, directors, shareholders, associations, agents, attorneys, predecessors, its successors, and assigns (hereinafter collectively "NAB") from any and all actions, causes of action in law or in equity, demands, rights, damages, expenses, obligations, suits, liens, contracts, agreements or claims of any nature whatsoever, known or unknown, fixed or contingent, which it has, has had, or may hereafter have by reason of any matter, event, or act of omission of any kind accruing or occurring in any respect prior to the date of this Mutual General Release and which relate in any manner to the purchase, ownership or sale by NAB of the Common Shares, the Preferred Shares or the Subordinated Note, or to CARS, or the operations or liabilities of CARS, except any Claims related to the Agreement or any of the Transaction Documents (including, without limitation, this Release) (the "CARS-Parties Reserved Claims").

     4. CARS, Purchaser, Bradley, Sr. and Bradley, Jr. further covenant that they will not at any time after the execution of this Mutual General Release, assert any claim, make any demand or commence any action, lawsuit or other legal proceeding against NAB, in law, or equity or otherwise, based upon any Claim described in paragraph 2, other than the CARS-Parties Reserved Claims. If CARS, Purchaser, Bradley, Sr. or Bradley, Jr. or any other person or entity claiming by, though or under any such person or entity, makes any claim or demand, or commences any action, lawsuit or other legal preceding in violation of this provision, then whichever of the foregoing four persons and entities makes such claim or demand, action, lawsuit or legal proceeding (or has it made by a third party claiming by, through or under such person or entity) shall be responsible for paying all costs, expenses, and attorneys fees incurred by NAB in defending such claim, demand, action, lawsuit or other preceding, and shall indemnify and hold NAB harmless from and against any loss, disability, cost or expense arising out of or occasioned by any such claim, demand, action, lawsuit or other legal preceding. If more than one of the foregoing four persons and entities is responsible to NAB under this paragraph 4, such responsibility shall be joint and several.

     5. The parties hereto further covenant that on or prior to the date of this Release that none of them has assigned any Claim to any other party or person.

     6.  GOVERNING LAW.  THIS RELEASE IS BEING DELIVERED AND IS INTENDED TO BE
         -------------
PERFORMED IN THE STATE OF CALIFORNIA AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF SUCH STATE AND, TO THE EXTENT CONTROLLING, APPLICABLE FEDERAL LAW OF THE UNITED STATES OF AMERICA.

     7. This Release may be modified by an instrument in writing signed by all of the parties hereto.

     8. Each of the provisions of this Release shall be deemed severable so that in the event any provision or provisions hereof are deemed or become unenforceable for any reason and the remaining provisions shall remain in full force and effect to the full extent permitted by law.

     DATED this ___ day of ________, 1997.

                            [SIGNATURE PAGE FOLLOWS]

                              NAB ASSET CORPORATION



                              By:_________________________________
                                 Michael W. Caton, President

                              CARS HOLDINGS, INC.



                              By:__________________________________
                                    ___________________, President

                              CARS USA, INC.



                              By:__________________________________
                                   ___________________, President


                                 ____________________________________
                                        Charles E. Bradley, Sr.


                                 ____________________________________
                                        Charles E. Bradley, Jr.

                                   EXHIBIT C
                                   ---------

                                PROMISSORY NOTE

$1,300,000.00
                                                               _________, 1997
                                                            Irvine, California



  FOR VALUE RECEIVED, the undersigned, CARS Holdings, Inc., a Delaware corporation, (the "Maker"), whose address for notices is c/o Stanwich Partners, Inc., Attention: Charles E. Bradley, Sr., One Stamford Landing, 62 Southfield Avenue, Stamford, Connecticut 06902, promises to pay to the order of NAB Asset Corporation, a Texas corporation (the " Holder") the principal sum of One Million Three Hundred Thousand and No/100ths Dollars ($1,300,000.00) with interest on so much thereof as is from time to time outstanding at the rate of nine percent (9%) per annum, which interest shall commence accruing on ________, 1997, and shall be due and payable on the first day of January, April, July and October of each year this promissory note is in effect. Said principal shall be paid in two (2) installments, the first of which shall be in the amount of $500.000.00 due and payable on _________, 1998, with the second installment in the amount of $800,000.00 on ________, 1999, at which time the entire remaining balance of unpaid principal and accrued interest shall become due and payable in full.

  All payments shall be payable in lawful money of the United States of America (or in the form of such other property as may be mutually agreed upon by the Maker and the Holder) at 19200 Von Karman Avenue, Irvine, California 92612, or at such other place as the Holder may designate in writing.

  At the option of the Holder, the payment of all principal and interest due in accordance with the terms of this promissory note may be accelerated and such principal and interest shall become due and payable ten (10) days after Written Notice of a default under this promissory note or ten (10) days after Written Notice of a breach or violation by the Maker of any provision or covenant contained in any security agreement or other instrument relating to the indebtedness evidenced by this promissory note which default, breach or violation remains uncured at the end of such ten (10) day period; provided, however, that the Maker shall not have a right to cure a non-monetary default without the written consent of the Holder.

  The Maker agrees that if any installment of principal and/or interest or any other sum due pursuant to the terms of this note is not paid at maturity or when due, such principal, interest or other payment shall draw interest at the rate of twelve percent (12%) per anum.

  All interest computations made under this promissory not shall be base on a 365 day year and the current outstanding unpaid balance of principal.

  If any installment of principal and/or interest or any other sum due pursuant to the terms of this promissory note is not paid at maturity or when due, the Maker agrees to reimburse the

Holder for all reasonable costs of collection or other costs incurred in the protection of the interest of the Holder, including reasonable attorney's fees.

  The Maker waives presentment, protest, notice of dishonor and all duties or obligations of the Holder to perfect, protect, retain or enforce any security for the payment of this promissory note or to proceed against any collateral before otherwise enforcing this promissory note.

   Written Notice shall be in writing and shall be deemed given when delivered personally to the addressee or sent in the United states mail, postage prepaid, either registered or certified, return receipt requested. Written Notice to the Maker shall be sent to the address set forth in the first paragraph of this promissory note, and Written Notice to the Holder shall be sent to the address for delivery of payments. Either party may designate a new address by giving Written Notice.

   This promissory note shall be governed in all respects by the laws of the State of California, which laws shall be applicable to the interpretation, construction and enforcement hereof. Each Maker, endorser or guarantor agrees that this promissory note may be enforced in any court of competent jurisdiction in the State of California, and hereby submits to the jurisdiction of such court regardless of such party's residence or the place of execution of this promissory note or any endorsement or guaranty hereof.

   No delay or omission or delay on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right under this promissory note, and a waiver on one occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.


                              CARS HOLDINGS, INC., a Delaware corporation



                              BY: _____________________________
                                          President